Exhibit 10.1

SUPPLEMENT AND JOINDER AGREEMENT

This SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”), dated as of August 29, 2013, is being executed and delivered pursuant to the Credit Agreement among Main Street Capital Corporation, a Maryland corporation (the “Borrower”), the Guarantors, Branch Banking and Trust Company, as administrative agent (the “Administrative Agent”), the Lenders, and First Financial Bank, N.A., as an additional lender (the “Additional Lender”).

RECITALS

The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of September 20, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors party thereto (the “Guarantors”), the Administrative Agent, BB&T Capital Markets, as Joint Lead Arranger, Regions Capital Markets, as Joint Lead Arranger, and the lenders from time to time party thereto (the “Lenders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower proposes to increase the aggregate Revolver Commitments under the Credit Agreement by $10,000,000 from the current $372,500,000 to $382,500,000.

The Additional Lender has agreed to extend to the Borrower a new Revolver Commitment in the amount of $10,000,000 and to become a Lender for all purposes of the Credit Agreement.

As required by Section 2.14(a) of the Credit Agreement, the Administrative Agent has given each of the Lenders notice of the Commitment Increase, the right of first refusal for participating in the Commitment Increase, and each Lender has declined to participate as an Increasing Lender.

The parties to this Agreement are entering into this Agreement for purposes of effecting the Commitment Increase under the Credit Agreement and the extension of the new Revolver Commitment of the Additional Lender, all as contemplated by Section 2.14 of the Credit Agreement.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Lender, the Lenders, the Borrower, the Guarantors and the Administrative Agent, intending to be legally bound hereby, agree as follows:

SECTION 1.                            Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Agreement.

SECTION 2.                            Additional Lender.  By executing and delivering this Agreement, the Additional Lender hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender and, without limiting the generality of the foregoing, the Additional Lender hereby expressly assumes all obligations and liabilities of a Lender thereunder.  The Administrative Agent hereby approves the Additional Lender as an Eligible Assignee.  The Additional Lender hereby extends to the Borrower, subject to and on the terms and conditions set forth in the Credit Agreement, a Revolver Commitment in the amount of $10,000,00, from and after the Effective Date of this Agreement, and the Additional Lender agrees to perform in accordance with the terms thereof all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder.  The Additional Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have and perform all of the obligations of a Lender thereunder, and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to extend its Revolver Commitment to the Borrower pursuant to the terms of the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender.  The Additional Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and analysis in taking or not taking action under the Credit Agreement or any other Loan Documents.

Each Lender and the Administrative Agent hereby waives (i) the requirement set forth in Section 2.14(d)(i)(E) of the Credit Agreement for a legal opinion in connection with the Commitment Increase contemplated by this Agreement and (ii) the requirement set forth in Section 2.14(a) of the Credit Agreement for a ten (10) Domestic Business Day notice period in connection with the Commitment Increase.  The Additional Lender’s Revolver Commitment is the amount set forth opposite the name of the Additional Lender on its signature page hereof.  Each existing Lender consents to the change in its percentage of the Revolver Commitments or any change in the number of Lenders which shall be required for the Lenders or any of the Lenders to take any action under Section 9.05 or any other provision of the Credit Agreement.

SECTION 3.                            Obligations of Lenders.  Each party hereto acknowledges and agrees that the Revolver Commitments of the Additional Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

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SECTION 4.                            Conditions to Effectiveness.  Each party hereto agrees that this Agreement and the effectiveness of the Commitment Increase as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

(a)                                 The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)                                     duly executed counterparts of this Agreement signed by the Additional Lender, the Borrower, the Guarantors, the Administrative Agent, and the Lenders;

(ii)                                  a duly executed Revolver Note payable to the Additional Lender (the “Note”);

(iii)                               a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to the Commitment Increase and the Note;

(iv) a certificate of the Chief Financial Officer or another Responsible Officer of the Borrower, certifying that (x) as of the Commitment Increase Date, all representations and warranties of the Borrower and the Guarantors contained in this Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

(v)  such other documents or items that the Administrative Agent, the Additional Lender, the Lenders or their counsel may reasonably request.

(b)                                 The Borrower shall have paid (i) to the Additional Lender an upfront fee in an amount separately agreed between the Borrower, the Administrative Agent and the Additional Lender and (ii) to the Administrative Agent an arrangement fee in an amount previously agreed between the Borrower and the Administrative Agent.

(c)                                  The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Agreement and the transactions contemplated herein.

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SECTION 5.                            Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)                                 No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from the Commitment Increase.

(b)                                 The Borrower and the Guarantors have the power and authority to enter into this Agreement and issue the Note and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)                                  Each of this Agreement and the Note has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d)                                 The execution and delivery of each of this Agreement and the Note and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 6.                            Effect of Agreement.  On the Effective Date, this Agreement shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Additional Lender and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with their pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase.  The Revolver Commitment of the Additional Lender shall be as set forth on the Additional Lender’s signature page to this Agreement and the Revolver Commitments of all existing Lenders shall remain unchanged.

SECTION 7.                            No Other Amendment.  Except as supplemented hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect.  The Credit Agreement, as supplemented hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

SECTION 8.                            Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

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SECTION 9.                            Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 10.                     Effective Date.  The date on which the conditions set forth in this Agreement have been satisfied shall be the “Effective Date” of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Agreement as of the day and year first above written.

ADDITIONAL LENDER

COMMITMENT	FIRST FINANCIAL BANK, N.A.

Revolver Commitment:
$10,000,000
	By:	/s/ Marelyn Shedd
	Name:	Marelyn Shedd
	Title:	President — Abilene Region

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

BORROWER

MAIN STREET CAPITAL CORPORATION

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Chief Financial Officer, Senior Managing Director and Treasurer

INITIAL GUARANTOR

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Chief Financial Officer

INITIAL GUARANTOR

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

ADMINISTRATIVE AGENT AND LENDER

BRANCH BANKING AND TRUST COMPANY

By:	/s/ William B. Keene
Name:	William B. Keene
Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

LENDERS

REGIONS BANK

By:	/s/ Larry S. Stephens
Name:	Larry S. Stephens
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

FROST BANK

By:	/s/ Brenda Murphy
Name:	Brenda Murphy
Title:	Market President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

CAPITAL ONE, N.A.

By:	/s/ Keith Morton
Name:	Keith Morton
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

TEXAS CAPITAL BANK

By:	/s/ Eric Luttrell
Name:	Eric Luttrell
Title:	Senior Vice President — Corporate Banking

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

CADENCE BANK, N.A.

By:	/s/ Bill Bobbora
Name:	Bill Bobbora
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

AMEGY BANK N.A.

By:	/s/ Jeremy Newson
Name:	Jeremy Newsom
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Rahul D. Shah
Name:	Rahul D. Shah
Title:	Authorized Signatory

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

RAYMOND JAMES BANK, N.A.

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President — Senior Corporate Banker

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

PATRIOT BANK

By:	/s/ Bill Holbert
Name:	Bill Holbert
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]